Exhibit 99.02
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
                                                    UNITED STATES BANKRUPTCY COURT
                                                          DISTRICT OF NEVADA

In re: Mid-Power Resource Corporation                               Case No.               BK-S 03-10877


                                                                    CHAPTER 11
                                                                    MONTHLY OPERATING REPORT
                                                                    (GENERAL BUSINESS CASE)
------------------------------------------------------------------------------------------------------------------------------------
                                                  SUMMARY OF FINANCIAL STATUS
    MONTH ENDED:          Apr-03                              PETITION DATE:               01/24/03

------------------------------------------------------------------------------------------------------------------------------------
1.  Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting
    (or if checked here [ ] the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
    Dollars reported in $1

2.  Asset and Liability Structure                              End of Current Month   End of Prior Month      As of Petition Filing
    a.  Current Assets                                                   $48,361           $75,252
    b.  Total Assets *                                               $32,352,390         $34,683,646                 $46,108,938
    c.  Current Liabilities                                              $18,457           $10,977                       $16,088
    d.  Total Liabilities                                             $1,760,253          $4,081,517                  $4,073,070

                                                                                                                      Cumulative
3.  Statement of Cash Receipts & Disbursements for Month        Current Month            Prior Month                (Case to Date)
    a.  Total Receipts                                                   $24,228             $369                        $58,408
    b.  Total Disbursements                                               $8,980            $5,981                       $23,262
    c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)       $15,248           ($5,612)                      $35,146
    d.  Cash Balance Beginning of Month                                  $19,950           $25,562                           $51
    e.  Cash Balance End of Month (c + d)                                $35,198           $19,950                       $35,197


                                                                                                                    Cumulative
                                                                 Current Month           Prior Month              (Case to Date)
4.  Profit/(Loss) from the Statement of Operations                       ($9,992)       ($11,442,338)               ($11,437,392)
5.  Account Receivables (Pre and Post Petition)                          $13,163           $32,203
6.  Post-Petition Liabilities                                            $18,457           $10,977
7.  Past Due Post-Petition Account Payables (over 30 days)                    $0              $0

At the end of this reporting month:                                                             Yes                      No
                                                                                         --------------------    -------------------

8.  Have any payments been made on pre-petition debt, other than payments in the normal        Footnote 1
    course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)
9.  Have any payments been made to professionals?  (if yes, attach listing including date of                     X
    payment, amount of payment and name of payee)
10. If the answer is yes to 8 or 9, were all such payments approved by the court?
11. Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,                        X
    attach listing including date of payment, amount and reason for payment, and name of payee)
12. Is the estate insured for replacement cost of assets and for general liability?                X
13. Are a plan and disclosure statement on file?                                                                 X
14. Was there any post-petition borrowing during this reporting period?                            X

15. Check if paid: Post-petition taxes; [X]        U.S. Trustee Quarterly Fees [X]; Checksif filing is current for: Post-petition
    tax reporting and tax returns:      [X].
                                    ---

    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)


I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.


Date:  May 19, 2003                                                /s/ James W. Scott
                                                                 ---------------------------------------------------
                                                                 Responsible Individual
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
                                                    STATEMENT OF OPERATIONS
                                                     (General Business Case)
                                             For the Period April 1 - April 30, 2003



                             Current Month
-------------------------------------------------------------
    Actual               Forecast   Variance                                                               Cumulative     Next Month
                                                                                                         (Case to Date)    Forecast
                                                                  Revenues:
     $965                    85       $880            1   Gross Sales                                         25,386          85
        -                     -          -            2   less: Sales Returns & Allowances                         -           -
      965                    85        880            3   Net Sales                                           25,386          85
        -                                -            4   less: Cost of Goods Sold (Sched. 'B')                    -
      965                    85        880            5   Gross Profit                                        25,386          85
        -                     -          -            6   Interest                                            33,465           -
        -                     -          -            7   Other Income:                                            -           -
        -                     -          -            8                                                            -           -
        -                     -          -            9                                                            -           -
      965                    85        880           10       Total Revenues                                  58,851          85

                                                        Expenses:
        -                     -          -           11   Compensation to Owner(s)/Officer(s)                      -           -
        -                     -          -     0%    12   Salaries                                                 -           -
        -                     -          -     0%    13   Commissions                                              -           -
        -                     -          -     0%    14   Contract Labor                                           -           -
        -                     -          -     0%    15   Rent/Lease:                                              -           -
                                                              Personal Property

        -                     -          -     0%    16       Real Property                                        -           -
        -                    50         50   100%    17   Insurance                                                -          50
        -                     -          -     0%    18   Management Fees                                          -           -
        -                     -          -     0%    19   Depreciation and Depletion                          40,712           -
        -                     -          -     0%    20   Taxes:                                                   -           -
                                                              Employer Payroll Taxes

        -                     -          -     0%    21       Real Property Taxes                                  -           -
        -                     -          -     0%    22       Other Taxes                                          -           -
        -                     -          -     0%    23   Other Selling                                            -           -
       60                   100         40    40%    24   Other Administrative                                   125         100
      471                   475          4     1%    25   Interest                                             1,441         466
                                         -     0%    26   Other Expenses:

   10,426                 3,989     (6,437) -161%    27 Production Expenses                                   22,290      10,000
        -                14,167     14,167   100%    28 Maintenance - Wells and Roads                            898      14,167
        -                                -     0%    29 Legal fees - Davis Lawsuit                             2,320           0
        -                 4,000      4,000     0%    30 Ordinary Course Professionals                          1,560       4,000
        -                     -          -     0%    31 Impairment Loss - Clear Creek                     11,426,647           -
                                         -     0%    32
                                         -     0%    34
   10,957                22,781     11,824           35       Total Expenses                              11,495,993      28,783
   (9,992)              (22,696)    12,704           36 Subtotal                                         (11,437,142)    (28,698)
                                         -           37 Reorganization Items:
                                                          Professional Fees
                                         -           38   Provisions for Rejected Executory Contracts
                                         -           39   Interest Earned on Accumulated Cash from
                                                          Resulting Chp 11 Case
                                         -           40   Gain or (Loss) from Sale of Equipment
        -                     -          -           41   U.S. Trustee Quarterly Fees                           (250)             -
                                         -           42
        -                     -          -           43        Total Reorganization Items                       (250)             -

   (9,992)              (22,696)    12,704           44  Net Profit (Loss) Before Federal & State Taxes  (11,437,392)       (28,698)
                                         -           45   Federal & State Income Taxes
  ($9,992)              (22,696)   $12,704           46 Net Profit (Loss)                               ($11,437,392)    (28,698.00)

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):


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                         MID-POWER RESOURCE CORPORATION
                                   BK-S-10877
                       For the Month Ended April 30, 2003


STATEMENT OF OPERATIONS - VARIANCE EXPLANATIONS

Line 1 - Final revenue true-up on gas lease transferred to Edward Mike Davis.

Line 27 - Production costs fluctuated due to annual minimum payments on federally-owned oil and gas leases.

Line 28 - Maintenance Expense
Minimal maintenance was performed during period.

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                                                     BALANCE SHEET
                                                (General Business Case)

                                             For the Month Ended 04/30/03

          Assets
                                                                                From Schedules                 Market Value
         Current Assets
 1            Cash and cash equivalents - unrestricted                                                              35,198
 2            Cash and cash equivalents - restricted                                                                    $0
 3            Accounts receivable (net)                                                A                           $13,163
 4            Inventory                                                                B                                $0
 5            Prepaid expenses                                                                                          $0
 6            Professional retainers                                                                                    $0
 7            Other:
 8
 9                    Total Current Assets                                                                         $48,361

         Property and Equipment (Market Value)
10            Real property                                                            C                                $0
11            Machinery and equipment                                                  D                                $0
12            Furniture and fixtures                                                   D                                $0
13            Office equipment                                                         D                                $0
14            Leasehold improvements                                                   D                                $0
15            Vehicles                                                                 D                           $57,320
16            Other:                                                                   D
17                                                                                     D
18                                                                                     D
19                                                                                     D
20                                                                                     D
21                    Total Property and Equipment                                                                 $57,320

         Other Assets
22            Loans to shareholders                                                                                      -
23            Loans to affiliates
24            Deposits with federal and state agencies                                                            $170,000
25            Investment in oil and gas partnerships and joint ventures           Footnote 1                    29,772,187
26            Investment in Sunray Petroleum at original cost                     Footnote 2                      $632,638
27            Notes and interest receivable from Sunray Petroleum                 Footnote 2                    $1,671,884
28                    Total Other Assets                                                                       $32,246,709
29                    Total Assets                                                                             $32,352,390

    NOTE:

    See footnotes following this balance sheet.


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
                                                   Liabilities and Equity
                                                   (General Business Case)

    Liabilities From Schedules
         Post-Petition
              Current Liabilities
30                    Salaries and wages                                                                                $0
31                    Payroll taxes                                                                                     $0
32                    Real and personal property taxes                                                                  $0
33                    Income taxes                                                                                      $0
34                    Sales taxes                                                                                       $0
35                    Notes payable (short term)                                                                        $0
36                    Accounts payable (trade)                                         A                            $8,430
37                    Real property lease arrearage                                                                     $0
38                    Personal property lease arrearage                                                                 $0
39                    Accrued professional fees
40                    Current portion of long-term post-petition debt (due within 12 months)                         4,223
41                    Other:      Note payable to Mid-Power Service Corp.                                            5,804
42                    Accrued U.S. Trustee fees                                                                          -
43
44                    Total Current Liabilities                                                                    $18,457
45            Long-Term Post-Petition Debt, Net of Current Portion
46                    Total Post-Petition Liabilities                                                              $18,457
         Pre-Petition Liabilities (allowed amount)
47                    Secured claims                                                   F                           $61,558
48                    Priority unsecured claims                                        F                              $334
49                    General unsecured claims                                         F                        $1,679,905
50                    Total Pre-Petition Liabilities                                                            $1,741,796
51                    Total Liabilities                                                                         $1,760,253
    Equity (Deficit)
52            Retained Earnings/(Deficit) at time of filing                                                    ($1,461,332)
53            Capital Stock
                 issued and outstanding                                                                                 $1
54            Additional paid-in capital                                                                       $43,497,198
55            Cumulative profit/(loss) since filing of case                                                   ($11,437,392)
56            Post-petition contributions/(distributions) or (draws)                                                    $0
57
58            Market value adjustment                                                                              ($6,339)
59                    Total Equity (Deficit)                                                                   $30,592,137
60  Total Liabilities and Equity (Deficit)                                                                     $32,352,390

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                         Mid-Power Resource Corporation
                                  BK-S 03-10877
                         Footnotes to the Balance Sheet
                              As Of April 30, 2003


Footnote 1

The April monthly operating report reflects the settlement with Edward Mike Davis. Pursuant to this settlement, Mid-Power Resource transferred its inventory ($23,100), specific investments in oil and gas partnerships and joint ventures ($2,157,395), and equipment (net book value of $146,970) to Edward Mike Davis. Accordingly, Mid-Power Resource's pre-petition general unsecured claim payable to Mid-Power Service Corporation was reduced by $2,327,465. The remainder of this settlement was recorded on Mid-Power Service Corporation.

Footnote 2

Management's belief is that the original investment in Sunray Petroleum, a wholly-owned subsidiary, reflects the market value of this asset. In addition, it believes that the notes and interest receivable are fully recoverable. The application of generally accepted accounting procedures might provide different results.

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                                                       SCHEDULES TO THE BALANCE SHEET
                                                           (General Business Case)


                                                                  Schedule A
                                                    Accounts Receivable and (Net) Payable


Receivables and Payables Agings                       Accounts Receivable      Accounts Payable          Past Due
                                                    [Pre and Post Petition]     [Post Petition]     Post Petition Debt
     0 -30 Days                                                                           8,430
     31-60 Days                                                          $0
     61-90 Days                                                          $0                                          $0
     91+ Days                                                       $13,163
     Total accounts receivable/payable                              $13,163              $8,430
     Allowance for doubtful accounts
     Accounts receivable (net)                                      $13,163


                                                                  Schedule B
                                                         Inventory/Cost of Goods Sold


Types and Amount of Inventory(ies)                                        Cost of Goods Sold
                                            Inventory(ies)           Inventory Beginning of Month                         $ 23,100
                                              Balance at
                                             End of Month
                                                                     Add -
Retail/Restaurants -                                                   Net purchase
  Product for resale                                                   Direct labor
                                                                       Manufacturing overhead
Distribution -                                                         Freight in
  Products for resale                                                  Other:

                                                                     Settlement w/Edward M. Davis                         ($23,100)

Manufacturer -

  Raw Materials
  Work-in-progress                                                   Less -

  Finished goods                                                       Inventory End of Month                                   $0
                                                                       Shrinkage
Other - Explain                                              $0        Personal Use
Tubing
                                                                     Cost of Goods Sold                                         $0
    TOTAL                                                    $0


Method of Inventory Control                                          Inventory Valuation Methods
Do you have a functioning perpetual inventory system?                Indicate by a checkmark method of inventory used.
           Yes  [ ]    No   [x]

How often do you take a complete physical inventory?                 Valuation methods -
                                                                         FIFO cost                                x
  Weekly                                                                 LIFO cost
  Monthly                                                                Lower of cost or market
  Quarterly                                                              Retail method
  Semi-annually                                                          Other
  Annually                                                                 Explain

Date of last physical inventory was __________________________________

Date of next physical inventory is ___________________________________

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
                                                         Schedule C
                                                        Real Property
Description                                                                                      Cost             Market Value

       Total                                                                                       $0                     $0


                                                          Schedule D
                                                  Other Depreciable Assets

Description                                                                                      Cost             Market Value
Machinery & Equipment -
                                                                                                   $0                     $0
       Total                                                                                       $0                     $0

Furniture & Fixtures -

       Total                                                                                       $0                     $0
Office Equipment -

       Total                                                                                       $0                     $0

Leasehold Improvements -
       Total                                                                                       $0                     $0

Vehicles -
       2001 GMC Sierra - 2, net of depreciation; market value = Kelley Blue Book              $63,671                $57,320

       Total                                                                                  $63,671                $57,320


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                                                               Schedule E
                                                      Aging of Post-Petition Taxes
                                              (As of End of the Current Reporting Period)

Taxes Payable                                 0-30 Days         31-60 Days         61-90 Days        91+ Days            Total
Federal
        Income Tax Withholding                                                                                               $0
        FICA - Employee                                                                                                      $0
        FICA - Employer                                                                                                      $0
        Unemployment (FUTA)                                                                                                  $0
        Income                                                                                                               $0
        Other (Attach List)                                                                                                  $0
Total Federal Taxes                                  $0                 $0                $0              $0                 $0
State and Local
        Income Tax Withholding                                                                                               $0
        Unemployment (UT)                                                                                                    $0
        Disability Insurance (DI)                                                                                            $0
        Empl. Training Tax (ETT)                                                                                             $0
        Sales                                                                                                                $0
        Excise                                                                                                               $0
        Real property                                                                                                        $0
        Personal property                                                                                                    $0
        Income                                                                                                               $0
        Other (Attach List)                                                                                                  $0
Total State & Local Taxes                            $0                 $0                $0              $0                 $0

Total Taxes                                          $0                 $0                $0              $0                 $0




                                                                Schedule F
                                                        Pre-Petition Liabilities
List Total Claims For Each Classification -                                               Claimed            Allowed
                                                                                          Amount            Amount (b)
        Secured claims  (a)                                                                    61,558          61,558
        Priority claims other than taxes                                                         $334            $334

        Priority tax claims

        General unsecured claims                                                           $1,679,905    1,679,904.84

        (a) List total amount of claims even it under secured.

        (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For
            Schedule F reporting purposes you should list $10,000,000 as the
            Claimed Amount and $3,000,000 as the Allowed Amount.




                                                Schedule G
                                         Rental Income Information
                                Not applicable to General Business Cases



                                              Schedule H
                             Recapitulation of Funds Held at End of Month


                                                Account 1          Account 2         Account 3        Account 4
Bank                                           Wells Fargo
Account Type                                   Checking
Account No.                                    100-9350446
Account Purpose                                Checking
Balance, End of Month                              $35,198
Total Funds on Hand for all Accounts               $35,198


Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

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
                                    STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                                  Increase/(Decrease) in Cash and Cash Equivalents
                                            For the Month Ended 04/30/03

                                                                                        Actual                     Cumulative
                                                                                    Current Month               (Case to Date)
     Cash Receipts
1           Rent/Leases Collected                                                           $0                             -
2           Cash Received from Sales                                                   $20,005                        48,382
3           Interest Received                                                               $0                             -
4           Borrowings                                                                  $4,223                         4,223
5           Funds from Shareholders, Partners, or Other Insiders                            $0                         5,804
6           Capital Contributions                                                           $0                             -
7                                                                                                                         $0
8                                                                                                                         $0
9                                                                                                                         $0
10                                                                                                                        $0
11                                                                                                                        $0
12               Total Cash Receipts                                                   $24,228                       $58,408

     Cash Disbursements
13          Payments for Inventory                                                           0                             0
14          Selling                                                                         $0                             -
15          Administrative                                                                 $60                           125
16          Capital Expenditures                                                            $0                             -
17          Principal Payments on Debt                                                  $1,279                         3,807
18          Interest Paid                                                                 $471                         1,441
            Rent/Lease:
19               Personal Property                                                          $0                             -
20               Real Property                                                              $0                             -
            Amount Paid to Owner(s)/Officer(s)                                                                             0
21               Salaries                                                                   $0                             -
22               Draws                                                                      $0                             -
23               Commissions/Royalties                                                      $0                             -
24               Expense Reimbursements                                                     $0                             -
25               Other                                                                      $0                             -
26          Salaries/Commissions (less employee withholding)                                $0                             -
27          Management Fees                                                                 $0                            $0

            Taxes:
28               Employee Withholding                                                       $0                            $0
29               Employer Payroll Taxes                                                     $0                            $0
30               Real Property Taxes                                                        $0                             -
31               Other Taxes                                                                $0                             -

32          Other Cash Outflows:
33               Production Expenses                                                    $6,920                        17,355
34               Maintenance Expenses                                                       $0                           284
35                                                                                          $0
36               U.S. Trustee                                                             $250                           250
37                                                                                           -

38               Total Cash Disbursements:                                              $8,980                       $23,262
39   Net Increase (Decrease) in Cash                                                   $15,248                       $35,146
40   Cash Balance, Beginning of Period                                                 $19,950                       $19,950
41   Cash Balance, End of Period                                                       $35,198                       $55,096

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